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                                                                 Exhibit 10.6(a)

                                 AMENDMENT NO. 1
                                 ---------------

          AMENDMENT NO. 1, dated as of July 10, 2001 (this "Amendment"), to the
                                                            ---------
AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of July
                                            ----------------
21, 2000, among METRIS COMPANIES INC., a Delaware corporation (the "Borrower"),
                                                                    --------
the lenders listed in Schedule 2.01 thereto (the "Lenders"), BANK OF AMERICA,
                                                  -------
N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), DEUTSCHE
                                                   -----------------
BANK AG, NEW YORK BRANCH, as co-documentation agent, U.S. BANK NATIONAL ASSOCIATION, as co-documentation agent (collectively in such capacity, the "Documentation Agents"), BARCLAYS BANK PLC as co-agent, (in such capacity, the
 --------------------
"Co-Agent"), and THE CHASE MANHATTAN BANK, as administrative agent for the
 --------
Lenders.

                                   W I T N E S S E T H:
                                   - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, to amend the Credit Agreement on the terms and conditions contained herein.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENT

          1.1  Defined Terms. Unless otherwise defined herein, capitalized terms
               -------------
which are defined in the Credit Agreement are used herein as defined therein.

          1.2  Amendments. The Lenders and the Borrower hereby agree that upon
               ----------
the effectiveness of this Amendment the Credit Agreement is amended as follows:

               (a)  The definition of "Receivables Transfer Program" in Section
          1.01 is amended by substituting "MRI" for "DMCCB" in the last reference thereto in clause (i) of such definition.

               (b) The definition of "Subsidiary Guaranty" in Section 1.01 is amended by adding "and Immaterial Subsidiaries" immediately after "Excluded Subsidiaries" therein.

               (c) Section 6.05 is amended and restated in its entirety to read as follows:

                    "SECTION 6.05 Mergers, Consolidations, and Sales of Assets.
                                  --------------------------------------------
               Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter

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                                                                               2

               acquired) or sell, transfer, lease or otherwise dispose of any Capital Stock of any Subsidiary, except that:

                         (a) if immediately after giving effect thereto no Event
                    of Default or Default shall have occurred and be continuing
                    (i) any wholly owned Subsidiary may (A) merge or consolidate into the Borrower in a transaction in which the Borrower is the surviving corporation or (B) transfer assets to the Borrower, or (ii) any wholly owned Subsidiary may merge into or consolidate with or transfer assets to any Person that upon the consummation of such merger, consolidation or transfer is a Wholly Owned Subsidiary Guarantor in a transaction either (I) in which no Person other than the Borrower or a Wholly Owned Subsidiary Guarantor receives any consideration or (II) otherwise permitted by Section 6.06.

                         (b) any Receivables Transfer Subsidiary may merge or
                    consolidate into or transfer assets to another Receivables Transfer Subsidiary in a transaction in which no other Person receives any consideration, and

                         (c) sales of Accounts expressly permitted by Section
                    6.08.

                (d) Clause (i) of Section 6.06(d) is amended to read as follows:

                         "(i) to or in (including guaranteeing the obligations
                    of) the Borrower or any Subsidiary Guarantor."

                (e) Clause (v) of Section 6.07(a) is amended to read as follows:

                         "(v) the Borrower or any consolidated Subsidiaries may
                    make Restricted Payments in an aggregate amount in any fiscal year of the Borrower not to exceed 40% of Consolidated Net Income for the prior fiscal year of the Borrower."

                            SECTION II. MISCELLANEOUS

          2.1   Conditions to Effectiveness of Amendment. This Amendment shall
                ----------------------------------------
become effective as of the date first set forth above upon the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

          2.2   Representations and Warranties. The Borrower represents and
                ------------------------------
warrants to each Lender that as of the effective date of this Amendment: (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof

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                                                                               3

          2.3  Counterparts. This Amendment may be executed by one or more of
               ------------
the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          2.4  Continuing Effect; No Other Amendments. Except to the extent
               --------------------------------------
expressly stated herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are not waived in any respect. This Amendment shall constitute a Loan Document.

          2.5  Payment of Expenses. The Borrower agrees to pay and reimburse the
               -------------------
Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

          2.6  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                                                                               4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              METRIS COMPANIES INC., as Borrower


                              By:___________________________________
                                 Name:
                                 Title:


                              By:___________________________________
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent, Lender and Issuing Bank


                              By:___________________________________
                                 Name:
                                 Title:


                              AMARA-I FINANCE, LTD.

                              By:  INVESCO Senior Secured Management,
                                   Inc., as Sub-Advisor


                              By:___________________________________
                                 Name:
                                 Title:


                              AMARA-2 FINANCE, LTD.

                              By:  INVESCO Senior Secured Management,
                                   Inc., as Sub-Advisor


                              By:___________________________________
                                 Name:
                                 Title:

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                                                                               5

                                BANK OF AMERICA, N.A.


                                By:___________________________________
                                   Name:
                                   Title:


                                BARCLAYS BANK PLC


                                By:___________________________________
                                   Name:
                                   Title:


                                CERES FINANCE LTD.

                                By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

                                By:___________________________________
                                   Name:
                                   Title:


                                DEUTSCHE BANK A.G., NEW YORK
                                AND/OR CAYMAN ISLANDS BRANCHES


                                By:___________________________________
                                   Name:
                                   Title:


                                By:___________________________________
                                   Name:
                                   Title:

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                                                                               6

                            FIRST DOMINION FUNDING II

                            By:___________________________________________
                               Name:
                               Title:

                            FIRST DOMINION FUNDING III

                            By:___________________________________________
                               Name:
                               Title:

                            ML CLO XII PILGRIM AMERICA
                            (CAYMAN) LTD.
                            By: Pilgrim Investments, Inc., as its Investment Manager

                            By:___________________________________________
                               Name:
                               Title:

                            ML CLO XV PILGRIM AMERICA
                            (CAYMAN) LTD.
                            By: Pilgrim Investments, Inc., as its Investment Manager

                            By:___________________________________________
                               Name:
                               Title:

                            KZH-SHOSHONE LLC

                            By:___________________________________________
                               Name:
                               Title:






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                                                                               7

                        OASIS COLLATERALIZED HIGH INCOME
                        PORTFOLIOS-1, LTD.
                        By: INVESCO Senior Secured Management, Inc.,
                        as Sub-Advisor

                        By:____________________________________________
                           Name:
                           Title:

                        PILGRIM CLO 1999-1 LTD.
                        By:  Pilgrim Investments, Inc. as its Investment
                        Manager

                        By:____________________________________________
                           Name:
                           Title:

                        STANFIELD CLO, LTD.
                        By:  Stanfield Capital Partners LLC as its
                        Collateral Manager

                        By:____________________________________________
                           Name:
                           Title:

                        STRATA FUNDING LTD.
                        By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

                        By:____________________________________________
                           Name:
                           Title:







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                                                                               8

                         U.S. BANK NATIONAL ASSOCIATION

                         By:____________________________________
                            Name:
                            Title:

                         VAN KAMPEN PRIME RATE INCOME TRUST
                         By: Van Kampen Investments Advisory Corp.

                         By:____________________________________
                            Name:
                            Title:

                         BANK OF MONTREAL

                         By:____________________________________
                            Name:
                            Title:

                         BEAR STEARNS & CO. INC.

                         By:____________________________________
                            Name:
                            Title:

                         CSAM FUNDING I

                         By:____________________________________
                            Name:
                            Title:







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                                                                               9

                             CHARTER VIEW PORTFOLIO

                             By:_______________________________
                                Name:
                                Title:

                             CREDIT SUISSE FIRST BOSTON

                             By:_______________________________
                                Name:
                                Title:

                             WINDSOR LOAN FUNDING, LIMITED

                             By:_______________________________
                                Name:
                                Title: